                                                                EXHIBIT 26(e)(5)

Policy Change - Application Part 1
Underwriting Required

                                                        [LOGO OF MINNESOTA LIFE]
Minnesota Life Insurance Company . Policyowner Services
Robert Street North . St. Paul, Minnesota 55101-2098

----------------------------------------------------------------------------------------------------------------------------------
A.  Request            Policy Number(s)                       Insured Name (last, first, middle)
    Information
                       -----------------------------------------------------------------------------------------------------------
                       Money Submitted with Application       Effective Date of Change

    Make all checks    $_______________                       [ ] Current Date   [ ] Other (Indicate mm/dd/yy and reason)
    payable to
    Minnesota Life.    [ ] Receipt Given
----------------------------------------------------------------------------------------------------------------------------------
B.  Owner              Owner Name (last, first, middle)                                              Social Security/Tax ID Number
    Information
                       -----------------------------------------------------------------------------------------------------------
                       Telephone Number      [ ] Home         E-Mail Address
                                             [ ] Business
----------------------------------------------------------------------------------------------------------------------------------
C.  Address            [ ] Change Owner Home Address
    Adjustments        [ ] Add/Change Mailing Address
                           [ ] Premium Notices Only    [ ] All Correspondence other than Premium Notice    [ ] All Mail
                       -----------------------------------------------------------------------------------------------------------
                       Name (last, first, middle)

                       -----------------------------------------------------------------------------------------------------------
                       Address

                       -----------------------------------------------------------------------------------------------------------
                       City                                                     State      Zip

----------------------------------------------------------------------------------------------------------------------------------
D.  Face Amount        [ ] Change Face Amount To: $ _________________________
    Adjustments            (Unless otherwise indicated, for Adjustable products, we will maintain the premium and adjust the plan.)
                       [ ] Cost of Living Alternate Exercise      [ ] Face Amount Increase Agreement/AIO/AIOW Exercise
                                                                      [ ] Alternate Option Date: _______________(Attach Proof)
----------------------------------------------------------------------------------------------------------------------------------
E.  Premium and        Premium Adjustment
    Billing            [ ] Change Annual Premium Amount To: $ _______________ (Indicate total annual premium)
    Information            (Unless otherwise indicated, for Adjustable products, we will maintain the face amount and adjust the plan.)

                       Payment Method
                       [ ] Annual            [ ] Monthly Automatic Payment Plan (APP) Plan Number: _______________
                                                 (If new plan, submit APP Authorization)
                       [ ] Semi-Annual       [ ] List Bill Plan Number: _______________
                                                 (If new plan, submit List Bill form)
                       [ ] Quarterly         [ ] Payroll Deduction Plan (PRD) Plan Number: _______________
                       -----------------------------------------------------------------------------------------------------------
                       Non-Repeating Premium (NRP)
                       [ ] Regular NRP $ _______________      [ ] Increase face by         [ ] Do not increase face by
                           ($500 minimum required)                NRP amount                   NRP amount
                       [ ] 1035 NRP $ _______________

                       [ ] Billable NRP $ _______________ (Indicate total annual NRP)
                           (Minimum annual $600 NRP required. Minimum annual $2,400 base premium required.)

                       Payment Method for Non-Repeating Premium (Billable only)
                       (If base premium is paid through a List Bill, the NRP must also be billed through the same List Bill.)
                       [ ] Annual            [ ] APP Monthly Plan Number: _______________
                                                 (If new plan, submit APP Authorization)
                       [ ] Semi-Annual       [ ] PRD Plan Number: _______________

                       [ ] Quarterly
----------------------------------------------------------------------------------------------------------------------------------
F.  Plan               [ ] Change Plan of Insurance To:  [ ] Life at Age: _______________   [ ] Protection to Age: _______________
    Adjustments            (Unless otherwise indicated, for Adjustable products, we will maintain the face amount and adjust the premium.)
                       -----------------------------------------------------------------------------------------------------------

F. 59538 8-2003

----------------------------------------------------------------------------------------------------------------------------------
G.  Partial            [ ] Partial Surrender For Cash ($500 minimum)    [ ] Partial Surrender To Eliminate Policy Loan
    Surrenders             $ _______________ or  [ ] Max Amount             (Dividend additions and accumulations will be
                                                     Allowable              surrendered first.)
                           [ ] Maintain Face Amount                         [ ] Maintain Face Amount With Underwriting
                           [ ] Reduce Face Amount                           [ ] Reduce Face Amount
                       -----------------------------------------------------------------------------------------------------------
                       If a correct Social Security or Tax ID number is not provided, the IRS requires Minnesota Life to withhold 10% of any taxable gain, irrespective of the withholding election. This applies to all partial surrenders and loan eliminations with taxable gain.
                       [ ] Yes, I elect withholding      [ ] No, I do not elect withholding
----------------------------------------------------------------------------------------------------------------------------------
H.  Conversions        [ ] Convert Term Insurance At Attained           [ ] Age Partial Conversion Amount: $ _______________
                                                                            [ ] Retain Balance   [ ] Surrender Balance
                           Select Product:
                           [ ] Variable Adjustable Life             [ ] Adjustable Life
                           [ ] Variable Adjustable Life Horizon     [ ] Adjustable Life Summit
                           [ ] Other ____________________           [ ] Other ____________________
                           For Variable Adjustable products, the Death Benefit Option defaults to Cash if none selected.
                           For Adjustable products, the Dividend Option will be Policy Improvement if none selected.
                       -----------------------------------------------------------------------------------------------------------
                       [ ] Convert Term Insurance Into Existing Policy
                           Existing Policy Number: ____________________
                       [ ] Convert Term Agreement
                           Term Agreement: ____________________     Insured Name: ____________________
                       -----------------------------------------------------------------------------------------------------------
                       Automatic Premium Loan (APL) Provision is automatically added at conversion unless indicated
                       here: [ ] Omit Automatic Premium Loan
----------------------------------------------------------------------------------------------------------------------------------
I.  Rollovers          [ ] Rollover At Attained Age                 [ ] Combine Policies And Rollover At Attained Age
                           Select Product:
    If combining           [ ] Variable Adjustable Life             [ ] Adjustable Life
    policies with          [ ] Variable Adjustable Life Horizon     [ ] Adjustable Life Summit
    different              [ ] Other ____________________           [ ] Other ____________________
    beneficiaries,         For Variable Adjustable products, the Death Benefit Option defaults to Cash if none selected.
    submit Beneficiary     For Adjustable products, the Dividend Option will be Policy Improvement if none selected.
    Change forms.      -----------------------------------------------------------------------------------------------------------
                       Automatic Premium Loan (APL) Provision is automatically added at rollover unless indicated
                       here: [ ] Omit Automatic Premium Loan
----------------------------------------------------------------------------------------------------------------------------------
J.  Other              [ ] Change Death Benefit Option To:              [ ] Change Dividend Option To:
    Adjustments            [ ] Cash   [ ] Protection                        ______________________________________________________
                       -----------------------------------------------------------------------------------------------------------
                       [ ] Remove/Reconsider Rating
                           [ ] Maintain current annual premium
                           [ ] Reduce current annual premium
                       -----------------------------------------------------------------------------------------------------------
                       [ ] Add Non-Smoker/Non-Tobacco Designation
                           1. Do you currently smoke any cigarettes or have you smoked any                      [ ] Yes   [ ] No
                              cigarettes in the past 12 months?
                           2. Do you currently use any tobacco or have you used any tobacco                     [ ] Yes   [ ] No
                              in the past 12 months?
                           I understand that a material representation, including but not limited to, statements regarding my smoking status, may result in the cancellation of insurance and non-payment of any claim.
                       -----------------------------------------------------------------------------------------------------------
                       [ ] Reinstate
                           I understand that this application may be attached to and considered part of the policy to which it applies. Also, I understand that this policy will be contestable, as to representations in this application, from the date of reinstatement for the time period stated in the incontestable provision of the policy.
                       -----------------------------------------------------------------------------------------------------------

                                                               F. 59538-2 8-2003

----------------------------------------------------------------------------------------------------------------------------------
K.  Additional         [ ] Maintain Current Annual Premium                        [ ] Change Current Annual Premium Accordingly
    Benefits and
    Agreements                                                                                       DECREASE       NEW
                                                                                  ADD     REMOVE      AMOUNT       AMOUNT
    Select only those  Additional Insured Agreement                               [ ]       [ ]        [ ]       $ __________
    agreements         (Complete Family Term Application)
    available on the   Additional Term Protection                                           [ ]
    products applied   Adjustable Survivorship Life Agreement                     [ ]       [ ]        [ ]       $ __________
    for.               (Complete Application for Designated Life)
                       Designated Life ____________________
                       Automatic Premium Loan                                     [ ]       [ ]                  $ __________
                       Business Continuation Agreement                            [ ]       [ ]        [ ]       $ __________
                       (Complete Application for Designated Life)
                       Cost of Living Agreement                                   [ ]       [ ]
                       Face Amount Increase Agreement                             [ ]       [ ]        [ ]       $ __________
                       Family Term - Children's Agreement                         [ ]       [ ]        [ ]       $ __________
                       (Complete Family Term Application)
                       Family Term - Spouse Agreement                             [ ]       [ ]        [ ]       $ __________
                       (Complete Family Term Application)
                       Designated Life ____________________
                       Guaranteed Protection Waiver                               [ ]       [ ]
                       Inflation Agreement                                        [ ]       [ ]
                       Policy Enhancement Rider                                   [ ]       [ ]        [ ]         __________%
                       (Indicate a whole number from 3 to 10%)
                       Waiver of Premium Agreement                                [ ]       [ ]

                       Other: _____________________________                       [ ]       [ ]        [ ]
----------------------------------------------------------------------------------------------------------------------------------
L.  Life Insurance     Does the insured have any life insurance or annuity in force or pending?               [ ] Yes   [ ] No
    In Force and       If yes, provide details below.
    Replacement        Has there been or will there be replacement of any existing life insurance or          [ ] Yes   [ ] No
                       annuity, as a result of this application? (Replacement includes, but is not
    Submit             limited to, a lapse, surrender, 1035 Exchange, loan, withdrawal, or other
    appropriate        change to any existing life insurance or annuity.) If yes, provide details below.
    replacement forms
    (not needed if     Life Insurance In Force
    replacing gro up   -----------------------------------------------------------------------------------------------------------
    coverage).                                                               Year                             Will it be
                             Full Company Name              Amount          Issued            Type             Replaced?
                       -----------------------------------------------------------------------------------------------------------
                                                                                        [ ] Individual or
                                                                                        [ ] Group               [ ] Yes
                                                                                        -----------------       [ ] No
                                                                                        [ ] Personal or
                                                                                        [ ] Business
                       -----------------------------------------------------------------------------------------------------------
                                                                                        [ ] Individual or
                                                                                        [ ] Group               [ ] Yes
                                                                                        -----------------       [ ] No
                                                                                        [ ] Personal or
                                                                                        [ ] Business
                       -----------------------------------------------------------------------------------------------------------
                                                                                        [ ] Individual or
                                                                                        [ ] Group               [ ] Yes
                                                                                        -----------------       [ ] No
                                                                                        [ ] Personal or
                                                                                        [ ] Business
                       -----------------------------------------------------------------------------------------------------------

                                                               F. 59538-3 8-2003

----------------------------------------------------------------------------------------------------------------------------------
M.  Insured            Driver's License Number                          State of Issue     Expiration Date
    Underwriting
    Information        -----------------------------------------------------------------------------------------------------------
    (continued)        Birthplace (state or, if outside the US, country)

                       -----------------------------------------------------------------------------------------------------------
                       Occupation                                               Income

                       -----------------------------------------------------------------------------------------------------------
                       1. Is the proposed insured a US citizen?                                               [ ] Yes   [ ] No
                          If no, citizen of ____________________
                          Indicate visa type ____________________

                       2. Does the insured plan to travel or reside outside the US in the next                [ ] Yes   [ ] No
                          two years? If yes, provide the city(s) and country(s), dates, length of stay, and purpose of travel:

                          _________________________________________________________________________

                          _________________________________________________________________________

                       3. Has the insured within the last five years, or does the proposed                    [ ] Yes   [ ] No
                          insured plan to engage in piloting a plane? If yes, complete the
                          Military and Aviation Statement.

                       4. Has the insured within the last five years, or does the proposed                    [ ] Yes   [ ] No
                          insured plan to engage in sky diving, motor vehicle or boat racing, mountain/rock climbing, hang gliding, or underwater diving?
                          If yes, complete the Sports and Avocation Statement.

                       5. Is the insured in the Armed Forces, National Guard, or Reserves?                    [ ] Yes   [ ] No
                          If yes, complete the Military and Aviation Statement.

                       6. Has the insured applied for insurance within the last six months?                   [ ] Yes   [ ] No
                          If yes, provide details below.

                       7. Has the insured applied for life insurance in the past five years                   [ ] Yes   [ ] No
                          that was declined or rated? If yes, provide details below.

                       8. Has the insured, within the past ten years, been convicted                          [ ] Yes   [ ] No
                          of a driving while intoxicated violation, had a driver's license restricted or revoked, or been convicted of a moving violation?
                          If yes, provide dates and details below.

                       9. Except for traffic violations, has the insured ever been convicted                  [ ] Yes   [ ] No
                          of a misdemeanor or felony? If yes, provide dates and details below.
----------------------------------------------------------------------------------------------------------------------------------
N.  Additional
    Remarks


----------------------------------------------------------------------------------------------------------------------------------
O.  Home Office        Home Office Corrections or Additions
    Endorsements
                       Acceptance of the policy shall ratify changes entered here by Minnesota Life. Not to be used in
                       IA, IL, KS, KY, MD, MI, MN, MO, NH, NJ, OR, PA, TX, WI, or WV for change in age, amount, classification, plan or benefits unless agreed to in writing.


                       -----------------------------------------------------------------------------------------------------------

                                                               F. 59538-4 8-2003